UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2012

CIRCUS AND ELDORADO JOINT VENTURE

SILVER LEGACY CAPITAL CORP.

(Exact names of registrants as specified in their charters)

Nevada		88-0310787
Nevada	333-87202	71-0868362
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

407 North Virginia Street, Reno, Nevada 89501

(Address of principal executive offices, including ZIP code)

Registrant’s telephone number, including area code (800) 687-7733

Not Applicable

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 6, 2012, Circus and Eldorado Joint Venture (the “Partnership”) updated its consolidated financial statements as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010 (the “Consolidated Financial Statements”) to include a new footnote 2 expressing substantial doubt as to the Partnership’s ability to continue as a going concern, and Deloitte & Touche LLP, the Partnership’s independent registered public accounting firm, reissued its report and included an explanatory paragraph related to the Partnership’s ability to continue as a going concern. A copy of the reissued report and the Consolidated Financial Statements is being furnished as Exhibit 99.1 hereto and is hereby incorporated by reference to this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits:

99.1	Updated Report of Independent Registered Public Accounting Firm and Consolidated Financial Statements of the Partnership.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 7, 2012

CIRCUS AND ELDORADO JOINT VENTURE

By:	/s/ Gary L. Carano
Gary L. Carano
Chief Executive Officer

SILVER LEGACY CAPITAL CORP.

By:	/s/ Gary L. Carano
Gary L. Carano
Chief Executive Officer